REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this "Agreement") is made and entered into as of March 16, 1999, among Signal Apparel Company, Inc., an Indiana corporation (the "Company"), Tahiti Apparel, Inc., a New Jersey Corporation ("Tahiti"), and the individual stockholders of Tahiti, Ming-Yiu Chan ("Chan"), Zvi Ben-Haim ("Ben-Haim") and Michael Harary ("Harary"). Tahiti, Chan, Ben-Haim and Harary are each referred to herein as a "Seller" and are collectively referred to herein as the "Sellers."

     This Agreement is made pursuant to the Asset Purchase Agreement, as amended, dated as of the date hereof among the Company and the Sellers (the "Purchase Agreement").

     The Company and the Sellers hereby agree as follows:

     1. Definitions.

     Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

     "Advice" shall have meaning set forth in Section 3(o).

     "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," controlling" and "controlled" have meanings correlative to the foregoing.

     "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other government actions to close.

     "Closing Date" shall have the meaning set forth in the Purchase Agreement.

     "Commission" means the Securities and Exchange Commission.

     "Common Stock" means the Company's Common Stock, par value $.01 per share.

     "Effective Date" means the date any such registration statement referred to in Section 2 is declared effective by the Commission.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

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     "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

     "Indemnified Party" shall have the meaning set forth in Section 2.

     "Indemnifying Party" shall have the meaning set forth in Section 2.

     "Losses" shall have the meaning set forth in Section 2.

     "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

     "Preferred Stock" means the shares of Series I Preferred, no par value, of the Company issued to the Sellers pursuant to the Purchase Agreement.

     "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

     "Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

     "Registrable Securities" means the shares of Common Stock to be issued on the Closing Date to Tahiti pursuant to the Purchase Agreement (including any shares to be held in escrow pursuant to Section 2.06 of the Purchase Agreement).

     "Registration  Statement" means the registration statements contemplated by
Section 2(a), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement.

     "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.


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     "Rule 158" means Rule 158  promulgated  by the  Commission  pursuant to the
Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Special Counsel" means any special counsel to the Holders, for which the Holders will be reimbursed by the Company pursuant to Section 4.

     "Underwritten Registration or Underwritten Offering" means a registration in connection with which securities of the Company are sold to an underwriter for reoffering to the public pursuant to an effective registration statement.

     2. Piggy-Back Rights.

     (a) If, at any time prior to ten years from the Closing Date (the "Registration Period") the Company proposes to register any of its securities under the Securities Act (other than (i) securities issued or issuable to the holders of the Company's Series G1 Convertible Preferred Stock or Series G2 Convertible Preferred Stock, (ii) securities to be issued pursuant to a stock option or other employee benefit or similar plan or (iii) in connection with a transaction contemplated by Rule 145 under the Securities Act), the Company shall, promptly give written notice (the "Registration Notice") to Holder of the Company's intention to effect such registration. If, within 15 days after receipt of such Registration Notice, Holder submits a written request to the Company specifying the number of shares of Common Stock which it received or will receive (as applicable) under the Purchase Agreement or upon any agreed exchange of Preferred Stock for Common Stock , (the "Registrable Shares") the Company shall include the Registrable Shares in such registration statement. If the offering by the Company of the Company's securities pursuant to such registration statement is to be made by or through an underwriter or underwriters, the Company shall not be required to include Registrable Shares therein if and to the extent that the underwriter managing the offering advises the Company in writing that such inclusion would materially adversely affect such offering and, in such event, the Company may delay the effectiveness of the registration of, or cause Holder to delay the sale of, the Registrable Shares for a period of not more than 60 days after completion of the distribution of securities being underwritten on behalf of the Company (but in no event for more than 180 days after the registration statement first becomes effective, and in no event beyond the termination of any similar "lock up" period applicable to sales by other officers and directors of the Company in connection with such offering) and the Company shall thereupon promptly file such supplements and post-effective amendments and take such other steps as may be necessary to permit Holder to make its proposed offering following the end of such period of delay.

     (b) In connection with any offering of shares of Registrable Shares registered pursuant to this Agreement the Company (i) shall furnish to Holder such number of copies of each registration statement, each prospectus and each preliminary prospectus, and of each amendment and supplement to any thereof as Holder may reasonably request in order to effect the offering and sale of the Registrable Shares to be offered and sold, but only while the


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Company shall be required under the provisions  hereof to cause the registration statement to remain current and (ii) take such action as shall be necessary to qualify the shares covered by such registration statement under such blue sky or other state securities laws for offer and sale as Holder shall request; provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it shall not then be qualified or to file any general consent to service of process in any jurisdiction in which such a consent has not been previously filed. To the extent the Company shall enter into an underwriting agreement (the "Agreement") with a managing underwriter or underwriters selected by it
containing   representations,   warranties,   indemnities  and  agreements  then
customarily included by an issuer in underwriting agreements with respect to secondary distributions, Holder agrees as a condition to participation in such offering to make such representations and warranties with respect to information as to it as a selling stockholder, and as to its holdings, which is furnished in writing to the underwriter for use in the registration statement as are customary and appropriate. In connection with any offering of Registrable Shares registered pursuant to this Agreement, the Company shall furnish to the underwriter, at the Company's expense, unlegended certificates representing ownership of the Registrable Shares being sold in such denominations as requested and instruct any transfer agent and registrar of the Registrable Shares to release any stop transfer orders with respect to such Registrable Shares .

     (c) In connection with any registration pursuant to this Agreement all expenses of registration shall be borne by the Company (unless contrary to the federal securities laws or the laws of any state where the Registrable Shares is to be offered), provided, however, in connection with any such registration, Holder shall be obligated to pay any and all underwriter's and/or brokers commissions, to the extent that such commissions would not have been so incurred in the absence of the registration of such Registrable Shares. Under no circumstances shall the Company have any liability for any fees and expenses of underwriters, counsel, accountants or other agents of Holder relating to the Registrable Shares with respect to any registration statement filed pursuant hereto, including but not limited to any out-of-pocket expenses, securities liability insurance policies, the costs of any investigations by or on behalf of Holder of the accuracy and completeness of such registration statement or related to the furnishing of information by Holder in connection with such registration statement.

     (d) For a period until the earlier of (i) one (1) year from and after the effective date of any registration statement filed pursuant hereto in which any of the Registrable Shares is included (provided that such one-year period shall be extended by the length of any period during which the Holder's right to offer is delayed pursuant to Section 2(a) or Section 2(j)(v) hereof) and (ii) the sale of the Registrable Shares subject to such registration statement, the Company shall from time to time amend or supplement the registration statement and the prospectus used in connection therewith as may be necessary to permit such sale and disposition and to the extent necessary in order to keep such registration statement effective and such prospectus current under the Act so that neither the registration statement nor the prospectus contains any untrue statement as to any material fact, omits any statements necessary to make the statements contained therein not misleading.


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


     (e) In the case of any offering registered pursuant to this Agreement, the Company agrees to indemnify and hold harmless Holder and each controlling person of Holder within the meaning of Section 15 of the Securities Act, and the directors and officers of Holder, against any and all losses, claims, damages or liabilities to which they or any of them may become subject under the Securities Act or any other statute or common law or otherwise, and to reimburse them, from time to time upon request, for any legal or other expenses reasonably incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities or actions shall arise out of or shall be based upon any untrue statement or alleged untrue statement contained in the registration statement relating to the sale of such Registrable Shares in any preliminary prospectus or in any prospectus or in any supplement or amendment to any of the foregoing of a material fact, or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that the indemnification agreement contained in this paragraph shall not apply to such losses, claims, damages, liabilities or actions which shall arise from (i) the sale of Registrable Shares if such losses, claims, damages, liabilities or actions shall arise out of or shall be based upon any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission shall have been made in reliance upon and in conformity with information furnished in writing to the Company by Holder specifically for use in connection with the preparation of the registration statement or any preliminary prospectus or prospectus contained in the registration statement or any amendment thereof or supplement thereto; or (ii) if the Common Stock is not then listed on a national securities exchange, any actual or alleged untrue statement of a material fact or any actual or alleged omission of a material fact required to be stated in any preliminary prospectus if Holder sells Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if the Company had previously furnished copies thereof to Holder or its representatives and such final prospectus, as then amended or supplemented, corrected any such misstatement or omission; or (iii) the use of any preliminary, final or summary prospectus by or on behalf of Holder after the Company has notified Holder that such prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein, in the light of the circumstances under which they were made, not misleading; or
(iv) the use of any final prospectus, as amended or supplemented, by or on behalf of Holder after such time as the obligation of the Company under this Agreement to keep the related registration statement effective has expired; or
(v) any violation of any federal or state securities laws, rules or regulations committed by Holder (other than any violation that arises out of or is based upon the circumstances described above and as to which Holder would otherwise be entitled to indemnification hereunder).

     (f) In connection with any registration statement in which Holder is participating, Holder will indemnify, to the extent permitted by law, the Company, controlling persons of the Company under Section 15 of the Securities Act and its directors and officers against any and all losses, claims, damages, liabilities and expenses resulting, and to reimburse them, from time to time upon request, for any legal or other expenses reasonably incurred by them in connection with investigating any claims and defending any actions, solely by reason of (i) any untrue


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statement  of a material  fact or any omission of a material  fact  necessary to make the statements therein not misleading, in the registration statement or any prospectus or preliminary prospectus or any amendment or supplement thereto, but only to the extent that such untrue statement is contained in, or such omission is omitted from, information so furnished to the Company by Holder in writing;
(ii) the use of any prospectus by or on behalf of Holder (x) after the Company has notified Holder that such prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein, in light of the circumstances under which they were made, not misleading or (y) after such time as the obligation of the Company to keep the related registration statement effective and current has expired; (iii) if the Common Stock is not then listed on a national securities exchange, the failure to send or deliver to a party to whom Holder sells the Securities, at or prior to the written confirmation of sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if the
Company   had   previously   furnished   copies   thereof   to   Holder  or  its
representatives; or (iv) any violation by Holder of any federal or state securities law or rule or regulation thereunder (other than any violation that arises out of or is based upon the circumstances described above and as to which Holder is entitled to indemnification hereunder).

     (g) Each party indemnified under paragraph (e) or (f) of Section 2 of this Agreement shall, promptly after receipt of notice of the commencement of any action against such indemnified party in respect of which indemnity may be sought hereunder, notify the indemnifying party in writing of the commencement thereof. The omission of any indemnified party to so notify an indemnifying party of any such action shall not relieve the indemnifying party from any liability in respect of such action which it may have to such indemnified party on account of the indemnity agreement contained in paragraph (e) or (f) of
Section 2 of this Agreement, unless the indemnifying party was prejudiced by such omission, and in no event shall relieve the indemnifying party from any other liability which it may have to such indemnified party. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may desire to assume the defense thereof through counsel satisfactory to the indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under paragraph (e) or (f) of Section 2 of this Agreement for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation (unless such indemnified party reasonably objects to such assumption on the grounds that (i) there may be defenses available to it which are different from or in addition to such indemnifying party or (ii) in the opinion of counsel to the indemnifying party, there is another conflict of interest between it and such indemnifying party, in which event the indemnified party shall be reimbursed by the indemnifying party for the expenses incurred in connection with retaining one separate legal counsel).

     (h) Nothing in paragraph (e) or (f) of Section 2 of this Agreement shall prevent the indemnified party from retaining counsel of its own choosing, at its own expense, to defend or cooperate in the defense or investigation of any claim in respect of which indemnification is available hereunder. No indemnifying party will consent to entry of any judgment or enter into


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any  settlement  which does not  include as an  unconditional  term  thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

     (i) If recovery is not available under the foregoing indemnification provisions, for any reason other than as specified therein, the parties entitled to indemnification by the terms thereof shall be entitled to contribution for any losses, claims, damages, or liabilities, joint or several, and expenses to which they may become subject, in such proportion as is appropriate to reflect the relative fault of the parties entitled to indemnification, on the one hand, and the indemnifying parties, on the other, in connection with the matter out of which such losses, claims, damages, liabilities or expenses arise or result from. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the parties' relative knowledge and access to information concerning the matter with respect to which the action was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate under the circumstances.

     (j) Notwithstanding the foregoing, Holder shall furnish to the Company such information regarding Holder, its intended method of distribution of the Securities and such other information as the Company may from time to time reasonably request for purposes of preparation of any registration statement pursuant to this Agreement and to maintain the effectiveness of such registration statement.

          (i) At least five business days prior to any disposition of Securities (other than pursuant to an underwritten offering) by Holder, Holder will orally advise the Company (and promptly confirm such advice in writing) of the dates on which such disposition is expected to commence and terminate, the number of Securities expected to be sold, the method of disposition and such other information as the Company may reasonably request in order to supplement the prospectus contained in the registration statement in accordance with the rules and regulations of the Commission. Promptly after receiving such advice, the Company will, if necessary, (x) prepare a supplement to the prospectus based upon such advice and file the same with the Commission pursuant to Rule 424(b) under the Securities Act and (y), if necessary, qualify the Securities to be sold under the securities or blue sky laws of such jurisdiction in the United States as Holder shall reasonably request (subject to the proviso of Section (b) of Section 2 of this Agreement).

          (ii) Holder agrees that, upon receipt of any notice from the Company of any event of the kind described in Section (d) of Section 2 of this Agreement, Holder will forthwith discontinue disposition of the Securities pursuant to such registration statement until receipt of copies of the supplemented or amended prospectus contemplated by Section (d), and, if so directed by the Company, will deliver to the Company all copies of the prospectus covering the Securities in its possession at the time of receipt of such notice.

          (iii) Holder shall, at any time it is engaged in a distribution of Securities, comply with all applicable requirements of Regulation M (or any successor provisions then in force) promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") and (x) will


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     not engage in any stabilization  activity in connection with the securities of the Company in contravention of such rules, (y) will distribute the Securities solely in the manner described in the registration statement and
     (z) will not bid for or purchase any securities of the Company or attempt to induce any person to purchase any securities of the Company other than as permitted under the Exchange Act.

          (iv) Holder shall provide such information and materials, execute all such documents and take all such other actions as the Company shall reasonably request in order to permit the Company to comply with all applicable requirements of law and to effect the registration of Holder's Securities.

          (v) If Securities are registered for sale pursuant to Rule 415 under the Securities Act, Holder shall cease any distribution of such shares under the registration statement upon the request of the Company if: (x) such distribution would require the public disclosure of material non-public information concerning any transaction or negotiations involving the Company or any of its affiliates that, in the good faith judgment of the Company's Board of Directors (or the executive committee thereof), would materially interfere with such transaction or negotiations, (y) such distribution would otherwise require premature disclosure of information that; in the good faith judgment of the Company's Board of Directors, would materially adversely affect or otherwise be materially detrimental to the Company or (z) the Company proposes to file a registration statement under the Securities Act for the offering and sale of securities for its own account in an underwritten offering and the managing underwriter therefor shall advise the Company in writing that in its opinion the continued distribution of the Securities would materially adversely affect the success of the offering of the securities proposed to be registered for the account of the Company. The Company shall promptly notify Holder at such time as (i) such transactions or negotiations have been otherwise publicly disclosed or terminated, (ii) such non-public information has been publicly disclosed or counsel to the Company has determined that such disclosure is not required due to subsequent events or (iii) the completion of such underwritten offering.

     3. Demand Rights.

     During the Registration Period (and subject to the further limitations set forth below), the first of Ben-Haim or Harary to provide a Demand Notice (as defined below) in any year shall have the right (which right is in addition to the registration rights under Section 2 hereof), exercisable by written notice to the Company (the "Demand Notice") to have the Company prepare, file and use its reasonable efforts to have declared effective a registration statement (the "Demand Registration Statement"), and such other documents, including a prospectus, as may be necessary to comply with the Securities Act so as to permit a public offering and sale of such number of Registrable Securities requested to be registered in the Demand Notice. Promptly upon receipt of the Demand Notice, the Company shall give notice to each other Holder of the Registrable Securities and shall include in the Demand Registration Statement all shares of the Registrable Securities as to which such other Holders demand registration. Subsections (b), (c), (d), (e), (f), (g), (h), (i) and (j) of
Section 2 hereof shall be applicable to the Demand Registration Statement. The Company shall be required to effect a


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


total of only one such registration pursuant to this Section 3 for all Holders (collectively) each year during a period (the "Demand Period") ending on the earlier of (A) the fifth (5th) anniversary of the Closing Date and (B) with respect to either Ben-Haim or Harary individually, the first date on which such Seller is no longer employed by the Company under the terms of the Employment Agreement entered into by the Company with such Seller pursuant to the Purchase Agreement. In addition, the Company shall be required (upon receipt of a Demand Notice as specified above) to effect one additional registration pursuant to this Section 3 for all Holders (collectively) between the expiration of the Demand Period and the expiration of the Registration Period.

     4. Rule 144.

     As long as any Holder owns Shares, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or l5(d) of the Exchange Act and to promptly furnish the Holders with true and complete copies of all such filings. As long as any Holder owns Shares, if the Company is not required to file reports pursuant to
Section 13(a) or l5(d) of the Exchange Act, it will prepare and furnish to the Holders and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act.

     5. Miscellaneous.

     (a) Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

     (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of at least two-thirds of the then outstanding Registrable Securities; provided, however, that, for the purposes of this sentence, Registrable Securities that are owned, directly or indirectly, by the Company, or an Affiliate of the Company (other than Ben-Haim or Harary, should either of them be deemed Affiliates of the Company) are not deemed outstanding. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

     (c) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 7:00 p.m. (New York City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in the Purchase Agreement later than 7:00 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service or (iv) actual receipt by the party to whom such notice is required to be given to each Holder at its address set forth under its name on Schedule 1 attached hereto or such other address as may be designated in writing hereafter, in the same manner, by such Person. Copies of notices shall be sent as indicated on Schedule 1.

     (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. Each Purchaser may assign its rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

     (e) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

     (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

     (g) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

     (h) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

     (i) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (j) Shares Held by The Company and its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than any Holder or transferees or successors or assigns thereof if such Holder is deemed to be an Affiliate solely by reason of its holdings of such Registrable Securities or because he or she is a director or executive officer of the Company) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.


                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                            SIGNATURE PAGE TO FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.


                                        SIGNAL APPAREL COMPANY, INC.

                                        By:  /s/ Thomas A. McFall
                                             ----------------------------------
                                        Name:  Thomas A. McFall
                                        Title: CEO



                                        TAHITI APPAREL, INC.

                                        By:  /s/ Zvi Ben-Haim
                                             ----------------------------------
                                        Name:  Zvi Ben-Haim
                                        Title: President


                                        /s/ Zvi Ben-Haim
                                        ---------------------------------------
                                        Zvi Ben-Haim


                                        /s/ Michael Harary
                                        ---------------------------------------
                                        Michael Harary


                                        /s/ Ming-Yiu Chan,
                                        By Robert T. Lincoln, Attorney-in-Fact

                                        ---------------------------------------
                                        Ming-Yiu Chan